                                                                  EXHIBIT 99.B17


                            LIMITED POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Conrad Fischer, Rocky Barber, Cathy G. O'Kelly or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any amendment to the Registration Statement of William Blair Mutual Funds, Inc. on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


DATED:    February 10              , 1998
       ----------------------------



                                                   /s/ Vernon Armour
                                                   -------------------------
                                                   Vernon Armour

                            LIMITED POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Conrad Fischer, Rocky Barber, Cathy G. O'Kelly or any of them, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities to sign any amendment to the Registration Statement of William Blair Mutual Funds, Inc. on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as all intents and purposes as she might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


DATED:  February 10                , 1998
       ----------------------------



                                              /s/ Ann P. McDermott
                                              ----------------------------
                                              Ann P. McDermott

                            LIMITED POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Conrad Fischer, Rocky Barber, Cathy G. O'Kelly or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any amendment to the Registration Statement of William Blair Mutual Funds, Inc. on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


DATED:   February 10               , 1998
       ----------------------------



                                                 /s/ Conrad Fischer
                                                 ----------------------------
                                                 Conrad Fischer

                            LIMITED POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Conrad Fischer, Rocky Barber, Cathy G. O'Kelly or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any amendment to the Registration Statement of William Blair Mutual Funds, Inc. on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


DATED:  February 10                , 1998
       ----------------------------



                                               /s/ George Kelm
                                               ---------------------------
                                               George Kelm

                            LIMITED POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Conrad Fischer, Rocky Barber, Cathy G. O'Kelly or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any amendment to the Registration Statement of William Blair Mutual Funds, Inc. on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


DATED:   February 10               , 1998
       ----------------------------



                                                  /s/ James M. McMullan
                                                  -----------------------------
                                                  James M. McMullan

                            LIMITED POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Conrad Fischer, Rocky Barber, Cathy G. O'Kelly or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any amendment to the Registration Statement of William Blair Mutual Funds, Inc. on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


DATED:   February 10               , 1998
       ----------------------------



                                             /s/ John B. Schwemm
                                             ------------------------------
                                             John B. Schwemm

                            LIMITED POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Conrad Fischer, Rocky Barber, Cathy G. O'Kelly or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any amendment to the Registration Statement of William Blair Mutual Funds, Inc. on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


DATED:    February 10              , 1998
       ----------------------------



                                        /s/ W. James Truettner, Jr.
                                        ----------------------------------
                                        W. James Truettner, Jr.

                            LIMITED POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Conrad Fischer, Rocky Barber, Cathy G. O'Kelly or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any amendment to the Registration Statement of William Blair Mutual Funds, Inc. on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


DATED:   February 10               , 1998
       ----------------------------



                                                       /s/ Rocky Barber
                                                       --------------------
                                                       Rocky Barber

                            LIMITED POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Conrad Fischer, Rocky Barber, Cathy G. O'Kelly or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any amendment to the Registration Statement of William Blair Mutual Funds, Inc. on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


DATED:   February 10               , 1998
       ----------------------------



                                               /s/ Theodore A. Bosler
                                               -----------------------------
                                               Theodore A. Bosler

                            LIMITED POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Conrad Fischer, Rocky Barber, Cathy G. O'Kelly or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any amendment to the Registration Statement of William Blair Mutual Funds, Inc. on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


DATED:   February 10               , 1998
       ----------------------------



                                                  /s/ J. Grant Beadle
                                                  ---------------------------
                                                  J. Grant Beadle